SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

        This Settlement Agreement and Mutual General Release ("Agreement") is entered into between (1) Hilite Industries, Inc. ("Hilite") and (2) Michael L. McKee, Donald P. Degenhardt and Robert S. Johnson (collectively the "Defendants").

        WHEREAS, the parties hereto are parties to an action styled Hilite Industries, Inc. v. McKee et al., No. 97 C 3448 (Leinenweber, J.) (United States District Court for the Northern District of Illinois) (the "Suit");

        WHEREAS, Hilite alleges in the Suit that, inter alia, the Defendants breached certain representations and warranties in a Stock Purchase Agreement entered into between Hilite and Defendants on or about July 21, 1995, pursuant to which Defendants sold Hilite 100% of the stock of North American Spring & Stamping Corp. ("NASS") (the "Stock Purchase Agreement");

        WHEREAS, pursuant to the Stock Purchase Agreement and as partial payment of the purchase price called for by the Stock Purchase Agreement, each Defendant was issued a Subordinated Note ("Note") by Hilite, copies of which are attached hereto as Group Exhibit A;

        WHEREAS, pursuant to the Stock Purchase Agreement, each Defendant entered into an Employment Agreement ("Employment Agreement") with NASS, which include provisions for a salary to be paid to each Defendant for services rendered as well as the payment of a non-competition fee, copies of which are attached hereto as Group Exhibit B;

        WHEREAS, the Defendants have filed a counterclaim in the Suit seeking payment under each of their respective Notes;

        WHEREAS, incident to execution of the Stock Purchase Agreement, the parties entered into an agreement dealing with certain environmental matters (the "Environmental Agreement"), a copy of which is attached hereto as Exhibit C;

        WHEREAS, the Defendants deny any and all allegations of wrongdoing and liability raised by Hilite in the Suit, and Hilite denies any and all allegations of wrongdoing and liability raised by Defendants in the Suit; and

        WHEREAS, the parties, in order to avoid the costs of litigation and the risks attendant upon trial, desire to settle their disputes and arrange for the dismissal of all claims and counterclaims raised in the Suit with prejudice, upon the terms set forth herein.

        NOW, THEREFORE, in consideration of the promises and covenants set forth below, the parties agree as follows:

        1.      The  recitals  set  forth  above  are  incorporated   herein  by
                reference.

        2.      Upon execution of this Agreement by all parties:

        (a) The Notes, including all principal and interest thereon (accrued and unpaid), shall be cancelled, and Hilite shall be discharged and released from any further obligations thereunder;

        (b) Any remaining obligation of NASS to the Defendants under each Defendant's Employment Agreement, including without limitation any remaining payment obligation under paragraph 4 thereof, shall be cancelled and NASS shall be discharged and released from any futher obligations thereunder;



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        (c)     The  Defendants  shall  collectively  pay Hilite by certified or bank check or checks the total amount of $101,498.00;

        (d) Any obligations that the Defendants may have pursuant to the Environmental Agreement shall be cancelled, and Defendants shall be discharged and released from any further obligations thereunder, except that the Defendants shall pay the fees owed to their environmental consultant for work requested by the Defendants and performed by such consultant up to the date of this Agreement; and

        (e) The parties shall execute a stipulation and agreed order of dismissal, in the form attached hereto as Exhibit D, providing for the dismissal of the Suit, including all claims and counterclaims, with prejudice, and further providing that all parties shall bear their own costs and fees.

        3.      The parties agree that:

        (a) The release of Hilite's obligations to make any further payment under the Notes shall constitute a reduction of $1,785,184 to the purchase price set forth in, and to be paid pursuant to, the Stock Purchase Agreement;

        (b) The Defendants' payment of $101,498.00 shall be in partial reimbursement of Hilite's legal fees incurred in the Suit;

        (c) The release of NASS' obligations to make further salary payments under the Employment Agreements for services to be rendered thereunder is in exchange for the release of the Defendants' obligations, if any, to perform further services thereunder; and


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        (d)     The release of NASS'  obligation to make further payments of the non- competition fee under the Employment Agreement shall constitute a reduction
in  the  consideration  paid  therefore.   Notwitstanding  the  foregoing,   the
Defendants  shall  remain  bound  by  the  terms  of  the   confidentiality  and
non-compete provisions set forth in their respective Employment Agreements, including the provisions in paragraph 3 thereof.

        4. With the exception of those obligations imposed upon each Defendant under the terms of this Agreement and those obligations imposed upon each Defendant by the confidentiality and non-compete provisions of each Defendant's respective Employment Agreement, which are not released by this Agreement and shall remain in force as written, Hilite, on behalf of itself and its successors, assigns, employees, officers, directors, affiliates, parent corporations and subsidiaries (including, without limitation, NASS), agrees, promises, releases and forever discharges the Defendants and their respective heirs, executors, administrators, successors and assigns from liability from any and all claims, controversies, actions, causes of actions, demands, torts, damages, costs, attorneys' fees, moneys due on account, contractual obligations, obligations, warranties, representations, covenants, judgments or liabilities of any kind whatsoever in law or equity, arising out of any agreement or alleged breach of agreement or imposed by statute, common law or otherwise, including but not limited to all claims that were or could have been raised by Hilite in the Suit or pursuant to the Stock Purchase Agreement, from the beginning of time to the date this Agreement is signed, whether or not known now, anticipated, unanticipated, suspected or claimed, fixed or contingent, whether yet accrued or not and whether damage has resulted from such or not. Without limiting the foregoing, pursuant to


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the terms of this  paragraph,  any rights that Hilite has to ever again bring an action for breach of the Stock Purchase  Agreement,  for  indemnification  under
Article 11 of the Stock Purchase Agreement or based upon alleged acts or omissions in connection with the negotiation and execution of the Stock Purchase Agreement are extinguished in full by this paragraph.

        5. Hilite represents and warrants that it has not assigned any claims or causes of action that it now has, or ever had, against any of the Defendants to any third party.

        6. With the exception of those obligations imposed upon Hilite under the terms of this Agreement, the Defendants, on behalf of themselves and their respective heirs, executors, administrators, successors and assigns, agree, promise, release and forever discharge Hilite and its successors, assigns, agents, employees, officers, directors, attorneys, representatives, affiliates, parent corporations and subsidiaries (including without limitation
NASS), from liability from any and all claims, controversies, actions, causes of actions, demands, torts, damages, costs, attorneys' fees, moneys due on account, contractual obligations, obligations, warranties, representations, covenants, judgments or liabilities of any kind whatsoever in law or equity, arising out of any agreement or alleged breach of agreement, or imposed by statute, common law or otherwise, including but not limited to claims for any payments under the Defendants' respective Notes or Employment Agreements, from the beginning of time to the date this Agreement is signed, whether or not known now, anticipated, unanticipated, suspected or claimed, fixed or contingent, whether yet accrued or not and whether damage has resulted from such or not. Without limiting the foregoing, pursuant to the terms of this paragraph, any rights that the Defendants have to ever bring an action for breach of the Stock Purchase Agreement, for


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indemnification  under Article 11 of the Stock Purchase  Agreement or based upon alleged acts or omissions in connection with the negotiation and execution of the Stock Purchase Agreement are extinguished in full by this paragraph.

        7. The Defendants represent and warrant that they have not assigned any claims or causes of action that they now have, or ever had, against Hilite to any third party.

        8. Notwithstanding any other provision of this Agreement, any rights that the Defendants currently have in NASS' Employee Pension Benefit Plans, as identified in Schedule 4.21(a)(ii) of the Stock Purchase Agreement, or any successor plans thereto, are not affected in any way by this Agreement, and shall be preserved.

        9. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but which together shall constitute a single agreement.

        10. This Agreement shall, in all respects, be governed by the laws of the State of Illinois, without regard to Illinois conflicts of laws rules.

        11. Each party represents that such party has been advised to seek consultation with an attorney before signing this Agreement, that such party has had the benefit of independent counsel of its own choosing and that such party has carefully read this Agreement, has reviewed it with counsel and understands each provision thereof.

        12. This Agreement constitutes the entire agreement of the parties with respect to the claims and counterclaims raised in the Suit. Each party represents that no promises, obligations, representations, inducements, or agreements of any kind not set forth in this Agreement have been made by any party to this Agreement or their respective attorneys.


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Dated: February 13, 1998                HILITE INDUSTRIES, INC.


                                        By: /s/ DANIEL W. BRADY
                                           --------------------------------
                                           Its:   Chief Executive Officer
                                               ----------------------------


Dated: February 13, 1998                /s/ MICHAEL L. McKEE
                                        -----------------------------------
                                        MICHAEL L. McKEE


Dated: February 13, 1998                /s/ DONALD P. DEGENHARDT
                                        -----------------------------------
                                        DONALD P. DEGENHARDT


Dated: February 13, 1998                /s/ ROBERT S. JOHNSON
                                        -----------------------------------
                                        ROBERT S. JOHNSON

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